Exhibit 3.1

LLC-1	File#	200933710071

State of California Secretary of State	ENDORSED - FILED in the office of the Secretary of State of the State of California

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	DEC 01 2009

A $70.00 filing fee must accompany this form.
IMPORTANT – Read instructions before completing this form.	This Space For Filing Use Only

ENTITY NAME (End the name with the word “Limited Liability Company,” or the abbreviations “LLC” or L.LC.” The words “Limited” and “Company” may be abbreviated to “Ltd.” and “Co.,” respectively.)

1.	NAME OF LIMITED LIABILITY COMPANY

P4L HEALTH SCIENCES, LLC

PURPOSE (The following statement is required by statute and should not be altered.)

2.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3.	NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

STEPHEN R. SODEN

4.	IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA	CITY	STATE	ZIP CODE

	550 West C Street, Suite 1710	San Diego	CA	92101

MANAGEMENT (Check only one)

5.	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:

☑	ONE MANAGER
☐	MORE THAN ONE MANAGER
☐	ALL LIMITED LIABILITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6.	ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES. IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.

EXECUTION

7.	I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT. WHICH EXECUTIONS MY ACT AND DEED.

11-30-2009	/s/ Stephen R. Soden
DATE	SIGNATURE OF ORGANIZER

Stephen R. Soden
TYPE OR PRINT NAME OF ORGANIZER

APPROVED BY SECRETARY OF STATE

State of California

Secretary of State

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

That the attached transcript of 1 page(s) is a full, true and correct copy of the original record in the custody of this office.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of

DEC 04 2009

/s/ Debra Bowen DEBRA BOWEN Secretary of State

State of California

Secretary of State

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

That the attached transcript of 1 page(s) is a full, true and correct copy of the original record in the custody of this office.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of

JAN 13 2010

/s/ Debra Bowen DEBRA BOWEN Secretary of State

Sec/State Form CE-109 (REV 01/2009)	OSP 09113843

State of California Secretary of State

LIMITED LIABILITY COMPANY RESTATED ARTICLES OF ORGANIZATION	ENDORSED - FILED In the office of the Secretary of State of the State of California

A $30.00 filing fee must accompany this form.	DEC 31 2009

IMPORTANT − Read instructions before completing this form	This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER	2. NAME Of LIMITED LIABILITY compamy:

	200933710071	P4L HEALTH SCIENCES, LLC

3.	NAME OF LIMITED LIABILITY COMPANY IF DIFFERENT FROM ITEM 2. (END THE NAME WITH THE WORDS “LIMITED LIABILITY COMPANY” OR “LTD, LIABILITY CO.” OR THE ABBREVIATIONS “LLC OR L.L.C.”)

GUARDION HEALTH SCIENCES, LLC

4.	FUTURE EFFECTIVE DATE, If ANY:

MONTH:	DAY:	YEAR:

5.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

6.	CHECK THE APPROPRIATE PROVISION BELOW AND NAME TOE AGENT FOR SERVICE OF PROCESS

☑	AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 7
☐	A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 8.

AGENT’S NAME:	STEPHEN R. SODEN

7.	CALIFORNIA Address of the agent for service of process. complete only If an individual

ADDRESS 550 WEST C STREET, SUITE 1710

CITY SAN DIEGO	state:	CA	ZIP CODE:	92101

8.	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONE)

☑	ONE MANAGER
☐	MORE THAN ONE MANAGER
☐	ALL LIMITED LIABILITY COMPANY MEMBER(S)

9.	OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE THE LATEST DATE ON WHICH THE LIMITED LIABILITY IS TO DISSOLVE.

10.	TOTAL NUMBER OF PAGES ATTACHED, IF ANY:

11.	IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT. WHICH EXECUTION IS MY ACT AND DEED.

/s/ Michael Favish	DECEMBER 30, 2009
Signature of authoriZed person	DATE

MICHAEL FAVISH, CEO FOR GUARDION TECHNOLOGIES, INC., MANAGER
TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

12.	RETURN TO:

NAME	STEPHEN R. SODEN
FIRM	SODEN & STEINBERGER, LLP
ADDRESS	650 WEST C STREET, SUITE 1710
CITY/STATE	SAN DIEGO, CALIFORNIA
ZIP CODE	92101

SEC/state form LLC-10 (Rev. 03/2005) - Filing fee $30.00	Approved by secretary of state